SECURITY AGREEMENT


                  This Security Agreement, dated as of January 6, 1998, is granted by Vermont Pure Springs, Inc., a Delaware corporation, ("Debtor"), to Sagamon Spring Water of Vermont, Inc., Inc., a Vermont corporation ("Creditor").

                  1.       Security Interest.

                           1.1      Debtor hereby grants to Creditor a security
interest in all of the assets described on Schedule A annexed hereto and any proceeds thereof (collectively, the "Collateral") as security for the payment of all debts, liabilities and obligations of Debtor to Creditor under a Promissory Note of even date herewith issued by Debtor to Creditor in the face amount of $65,000.00 and any and all renewals or extensions thereof, and arising under this Agreement (collectively, the "Secured Obligations"). Debtor further agrees that the Collateral secures the payment of any amounts received by Creditor for payment of any of the Secured Obligations which are repaid by Creditor or recovered from Creditor in any bankruptcy or insolvency proceedings, whether by court order or any agreement, and the Collateral shall remain as security for such amounts to the same extent as if Creditor had never received such amounts.

                           1.2      This Agreement is in addition to and without
limitation of any right of Creditor under the Note.

                           1.3      Subject to Section 1.4, this Agreement is
absolute and without any conditions, and Creditor can enforce its rights in the Collateral immediately upon an Event of Default as defined herein without having first to attempt any collection from Debtor.

                           1.4      This Agreement is subordinated to the lien
of Chittenden Bank,



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 Vermont  Economic  Development  Authority,  and the town of Randolph,  Randolph
National Bank, (the "Senior Lenders") in the Collateral as of the date hereof.

                  2.       Representation, Warranties and Covenants.

                           2.1      Debtor represents and warrants that, except
for the security interest granted to the Senior Lenders and purchase money security interest, Debtor has granted no currently effective security interests in the Collateral to any person other than to Creditor, and no financing statement in favor of any such other person as a secured party covering any of the Collateral or any proceeds thereof is on file in any public office, and the Collateral is free and clear of any charge or encumbrance, except pursuant to and under this Agreement.

                           2.2      Debtor agrees that Creditor may examine and
inspect the Collateral at any reasonable time and wherever located. Debtor agrees not to relocate all or any portion of the Collateral except in the ordinary course of business without Creditor's prior written consent which shall not be unreasonably withheld.

                          2.3      Debtor will from time to time upon demand,
and within reasonable period of time, furnish to Creditor such further information and will execute, acknowledge and deliver to Creditor such financing statements and assignments and other papers and will do such other acts and things as Creditor shall reasonably request and may be necessary or appropriate to establish, perfect and maintain a valid security interest in the Collateral as security for the Secured Obligations. Debtor will use its best efforts to cause all persons or entities in possession of any of the Collateral to execute and deliver such documents or take such other action as is necessary to perfect Creditor's security interest in the Collateral.

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                  3.       Events of Default.

                           3.1      An "Event of Default" means:  (i) any event,
condition or act which constitutes a default or an event of default in the Notes, and (ii) any breach by Debtor of any of its obligations under this Agreement which is not cured within thirty (30) days of notice thereof by Creditor.

                           3.2      Upon the occurrence of an Event of Default,
subject to the terms of the Lender Agreement, Creditor shall have all of the rights, powers and remedies set forth in the Notes and this Agreement, together with the rights and remedies of a secured party under the Uniform Commercial Code, as amended and adapted in Vermont from time to time (the "UCC"), including without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral, and to take possession of the Collateral, and for that purpose Creditor may enter peaceably any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and Debtor will not resist or interfere with such action. Creditor may require Debtor to assemble the Collateral and make it available to Creditor at a place to be designated by Creditor which is reasonably convenient to both parties. Debtor hereby agrees that the place or places of location of the Collateral are places reasonably convenient to it to assumable the Collateral. Creditor will send Debtor reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at least ten (10) days before the time of the sale or disposition.

                           3.3      Upon demand by Creditor after an Event of
Default, Debtor will


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immediately  deliver to Creditor all proceeds of Collateral,  including  without limitation, all checks, drafts, cash and other remittances, notes, trade acceptances or other instruments or contracts for the payment of money, appropriately endorsed to Creditor's order and, regardless of the of such endorsement, Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereof; and Debtor hereby appoints Creditor, effective upon occurrence of an Event of Default and for such period of time s such Event of Default remains uncured, as Debtor's agent and attorney-in-fact to make such endorsement on behalf of and in the name of Debtor upon ten (10) days prior notice Creditor to Debtor. Pending such deposit, Debtor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of the Debtor's funds or property, but will hold them separate and apart therefrom and upon an express trust for Creditor until delivery thereof is made to Creditor.

                           3.4      Creditor may exercise its rights with
respect to Collateral without resorting to or regard to other collateral or sources of reimbursement for the Secured Obligations.

                  4. Severability. The invalidity, illegality or unenforceability or any provision of this Agreement shall not render invalid, illegal or unenforceable any other provision hereof.

                  5. Costs of Collection. Debtor agrees to pay all reasonable out-of- pocket expenses of Creditor (including reasonable fees of its counsel) in connection with the



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 enforcement of any provision of this Agreement (including this Section 5).

                  6. No Waiver of Remedies. No failure or delay on the part of Creditor in the exercise of any power or right in this Agreement shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect Creditor's rights with respect to any and all other rights and powers.

                  7. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered in the manner described in the Asset Purchase Agreement of even date herewith among Debtor and Creditor.

                  8. Successors and Assigns. This Agreement shall inure to the benefit of Creditor and its successors and assigns.

                  9. Headings and Captions. Any headings or captions preceding the text of the separate sections hereof are intended solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

                  10. Governing Law. This Agreement shall be governed by the laws of the State of Vermont without reference to its principles of conflicts of law.



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                  IN WITNESS  WHEREOF,  Debtor has caused this  Agreement  to be executed by its duly authorized officer or representative as of the date and year first above written.

                                                 VERMONT PURE SPRINGS, INC.

                                             By:
                                             Timothy G. Fallon, President and
                                             Chief Executive Officer

ACCEPTED:

                                                   SAGAMON SPRING WATER
                                                     OF VERMONT, INC..

                                              By:
                                              Name:
                                              Title:


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